EXHIBIT 99.2

FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


Unaudited Interim Financial Statements


September 30, 1996



Balance Sheets                                                          1
Statements of Income                                                    2
Statements of Cash Flows                                                3
Notes to Unaudited Interim Financial Statements.                        4



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

Financial Guaranty Insurance
Company                                                                                                          Balance Sheets
=================================================================================================================================
($ in Thousands)
                                                                                     September 30,            December 31,
                                                                                         1996                    1995
                                                                                    ----------------         --------------
Assets                                                                               (Unaudited)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,153,856 in 1996 and $2,043,453 in 1995)                                          $2,172,841               $2,141,584
Short-term investments, at cost, which
   approximates market                                                                    147,460                   91,032
Cash                                                                                          997                      199
Accrued investment income                                                                  33,825                   37,347
Reinsurance receivable                                                                      7,418                    7,672
Deferred policy acquisition costs                                                          93,676                   94,868
Property, plant and equipment net of
   accumulated depreciation of $14,704 in
   1996 and $12,861 in 1995                                                                 5,032                    6,314
Prepaid reinsurance premiums                                                              159,506                  162,087
Prepaid expenses and other assets                                                          28,581                   39,199
                                                                                       ----------               ----------
            Total assets                                                               $2,649,336               $2,580,302
                                                                                       ==========               ==========

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                                     $   685,364              $   727,535
Losses and loss adjustment expenses                                                        72,127                   77,808
Ceded reinsurance payable                                                                  12,507                    1,942
Accounts payable and accrued expenses                                                      48,382                   32,811
Due to parent                                                                                 260                    1,647
Current federal income taxes payable                                                       78,818                   51,296
Deferred federal income taxes payable                                                      74,195                   99,171
Payable for securities purchased                                                           45,796                   40,211
                                                                                        ---------                ---------
            Total liabilities                                                           1,017,449                1,032,421
                                                                                        ---------                ---------

Stockholder's Equity:
Common stock, par value $1,500 per share at September 30,
  1996 and at December 31, 1995: 10,000 shares authorized,
  issued and outstanding                                                                   15,000                   15,000
Additional paid-in capital                                                                334,011                  334,011
Net unrealized gains on fixed maturity securities available
   for sale, net of tax                                                                    12,340                   63,785
Foreign currency translation adjustment                                                   (2,296)                  (1,499)
Retained earnings                                                                       1,272,832                1,136,584
                                                                                        ---------                ---------
            Total stockholder's equity                                                  1,631,887                1,547,881
                                                                                        ---------                ---------

            Total liabilities and stockholder's equity                                 $2,649,336               $2,580,302
                                                                                       ==========               ==========


             See accompanying notes to interim financial statements

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

Financial Guaranty Insurance
Company                                                                                           Statements Of Income
---------------------------------------------------------------------------------------------------------------------------------

($ in Thousands)


                                                                                        Nine Months Ended September 30,
                                                                                          1996                      1995
                                                                                                    (Unaudited)

Revenues:
    Gross premiums written                                                               $   65,875              $    66,151
    Ceded premiums                                                                          (14,178)                 (14,430)
                                                                                          ----------               ----------

    Net premiums written                                                                     51,697                   51,721
    Decrease in net unearned premiums                                                        39,589                   29,428
                                                                                          ---------               ----------

    Net premiums earned                                                                      91,286                   81,149
    Net investment income                                                                    92,957                   89,716
    Net realized gains                                                                       11,132                   19,574
                                                                                          ---------               ----------

        Total revenues                                                                      195,375                  190,439

Expenses:

    Losses and loss adjustment expenses                                                      (2,078)                   1,191
    Policy acquisition costs                                                                 13,056                    9,013
    Other underwriting expenses                                                              10,582                   14,925
                                                                                         ----------                ---------

        Total expenses                                                                       21,560                   25,129
                                                                                          ---------                ---------

        Income before provision for federal income taxes                                    173,815                  165,310

    Provision for federal income taxes                                                       37,566                   33,323
                                                                                          ---------                ---------

         Net income                                                                        $136,249                 $131,987
                                                                                           ========                 ========


             See accompanying notes to interim financial statements

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

Financial Guaranty Insurance
Company                                                                                       Statements Of Cash Flow
---------------------------------------------------------------------------------------------------------------------------------
($ in Thousands)
                                                                                        Nine Months Ended September 30,
                                                                                         1996                      1995
                                                                                                  (Unaudited)

Operating activities:

            Operating activities:
            Net income                                                                 $ 136,249                   $ 131,987
                Adjustments to reconcile net income to net
                  cash provided by operating activities:
                Provision for deferred income taxes                                        3,155                      14,917
                Amortization of fixed maturity securities                                    606                       2,064
                Policy acquisition costs deferred                                        (11,864)                    (14,213)
                Amortization of deferred policy acquisition costs                         13,056                       8,787
                Depreciation of fixed assets                                               1,843                       1,686
                Change in reinsurance receivable                                             254                       4,574
                Change in prepaid reinsurance premiums                                     2,581                       2,930
                Foreign currency translation adjustment                                   (1,226)                       (923)
                Change in accrued investment income, prepaid
                   expenses and other assets                                              14,140                        (969)
                Change in unearned premiums                                              (42,171)                    (32,359)
                Change in losses and loss adjustment expense reserves                     (5,681)                     (6,439)
                Change in other liabilities                                               24,749                      (6,673)
                Change in current income taxes payable                                    27,522                      (4,294)
                Net realized gains on investments                                        (11,132)                    (19,574)
                                                                                        ---------                   ---------

            Net cash provided by operating activities                                    152,081                      81,501
                                                                                       ---------                   ---------

            Investing activities:

            Sales or maturities of fixed maturity securities                             633,347                     622,658
            Purchases of fixed maturity securities                                      (727,641)                   (651,424)
            Sales or maturities (purchases) of short-term investments, net               (56,428)                    (46,053)
            Purchases of property and equipment, net                                        (561)                       (449)
                                                                                       ----------                 -----------

            Net cash used for investing activities                                      (151,283)                    (75,268)
                                                                                       ----------                   ---------

            Increase in cash                                                                 798                       6,233
            Cash at beginning of period                                                       199                      1,766
                                                                                      -----------                 ----------

            Cash at end of period                                                     $       997                  $   7,999
                                                                                      ===========                  =========


             See accompanying notes to interim financial statements

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Financial Guaranty Insurance
Company                                           Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 1996 and 1995
(Unaudited)


              (1) Basis of Presentation

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 1996 and 1995, (b) the financial position at September 30, 1996 and December 31, 1995, and (c) cash flows for the nine months ended September 30, 1996 and 1995.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

                  The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) Statutory Accounting Practices

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

                  (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;
                  (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;
                  (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;
                  (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;
                  (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;
                  (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and
                  (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

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Financial Guaranty Insurance
Company                                           Notes to Financial Statements
===============================================================================

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:



                                                                                    Nine Months Ended September 30,

                                                                     1996                                  1995
                                                            Net             Stockholder's          Net             Stockholder's
                                                          Income               Equity             Income               Equity

GAAP basis amount                                       $136,249             $1,631,887           $131,987           $1,487,346

Premium revenue recognition                               (6,742)              (173,669)           (15,432)            (159,804)

Deferral of acquisition costs                              1,192                (93,676)            (5,426)             (96,354)

Contingency reserve                                            -               (428,798)                 -             (372,683)

Non-admitted assets                                            -                 (4,314)                 -               (6,084)

Case-basis losses incurred and salvage recoverable        (3,854)                (3,906)             1,586               (2,514)

Portfolio loss reserves                                        -                 24,000            (10,900)              35,200

Deferral of income tax                                     3,155                 67,550             14,917               59,728

Unrealized gains on fixed maturity securities held at
   fair value, net of taxes                                    -                (12,340)                 -              (34,463)

Profit commission                                          1,234                 (4,510)             5,228               (3,613)

Contingency reserve tax deduction                              -                 85,087                  -               78,196

Provision for unauthorized reinsurance                         -                      -                  -                 (266)

Allocation of tax benefits due to Parent's net
   operating loss to the Company                              (2)                10,289                118                9,772
                                                       ----------         -------------       ------------          -----------

Statutory basis amount                                  $131,232             $1,097,600           $122,078             $994,461
                                                        ========             ==========           ========             ========

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                                       -5-


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Financial Guaranty Insurance
Company                                           Notes to Financial Statements
================================================================================
September 30, 1996 and 1995
(Unaudited)

              (3) Dividends

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.

                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State
                         Insurance Department.

                  The amount of the Company's surplus available for dividends at September 30,1996 is approximately $109.8 million.

              (4) Income Taxes

                  The  Company's  effective  Federal  corporate  tax rate  (21.6 percent and 20.2 percent for the nine months  ended  September
                  30, 1996 and 1995,  respectively)  is less than the  statutory corporate  tax rate (35  percent in 1996 and 1995) on ordinary income due to  permanent  differences  between  financial  and taxable income, principally tax-exempt interest.

              (5) Reinsurance

                  In accordance with Statement of Financial Accounting Standards
                  No.  113  ("SFAS   113"),   "Accounting   and   Reporting  for
                  Reinsurance of Short-Duration  and  Long-Duration  Contracts",
                  adopted in 1993, the Company  reports  assets and  liabilities relating  to  reinsured  contracts  gross  of the  effects  of reinsurance.  Net  premiums  earned are shown net of  premiums ceded of $16.8 million and $17.1  million,  respectively,  for the nine months ended September 30, 1996 and 1995.



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